Exhibit 99.1

Outerwall To Celebrate Its New Name, Ticker And Logo At The NASDAQ Stock Market

Outerwall CEO J. Scott Di Valerio and Employees from Across the Company Will Participate in the NASDAQ Stock Market Opening Bell Ceremony Today

NEW YORK CITY, July 2, 2013 /PRNewswire/ — Outerwall Inc. (Nasdaq: OUTR), formerly Coinstar, Inc., a leader in automated retail, today will celebrate its new company name and first day of trading under its new name and ticker symbol OUTR. Chief Executive Officer J. Scott Di Valerio will be joined by the Outerwall management team and more than 30 employees from throughout the company to ring The Opening Bell at the NASDAQ MarketSite in New York City.

(Logo: http://photos.prnewswire.com/prnh/20130701/AQ41388LOGO)

The company’s name change from Coinstar, Inc. to Outerwall Inc. was approved by stockholders on June 27. The name change reflects the evolution of the company from a single coin-counting kiosk business into multiple automated retail businesses. The name Outerwall was selected as an umbrella corporate brand that encompasses the company’s current operations and provides a platform for future automated retail opportunities.

“Our transition to Outerwall signifies the company’s next chapter as we continue to push the walls of retail out to bring new and inventive solutions to consumers,” said Di Valerio. “We are enthusiastic about the future and committed to building on our existing brands Redbox® entertainment and Coinstar® money services, as well as uncovering the next idea that will create a better everyday for our consumers, retailers and partners.”

A live webcast of The NASDAQ Stock Market Opening Bell Ceremony will be available at http://www.nasdaq.com/about/marketsitetowervideo.asx and a video replay and photographs of the ceremony will be archived at http://www.nasdaq.com/reference/marketsite_events.stm. The live and archived event can also be accessed from a link on the Investor Relations section of Outerwall’s website http://www.outerwall.com/.

About Outerwall Inc.

Outerwall (Nasdaq: OUTR) has more than 20 years of experience creating some of the most profitable spaces for their retail partners. The company mission is to create a better everyday by delivering breakthrough kiosk experiences that delight consumers and generate revenue for retailers. As the company that brought consumers Redbox® entertainment, Coinstar® money services and Rubi™ coffee kiosks, Outerwall is leading the next generation of automated retail and paving the way for inventive, scalable businesses. Outerwall kiosks are in neighborhood grocery stores, drug stores, mass merchants and other retail locations in the United States, Canada, Puerto Rico, the United Kingdom, and Ireland. Learn more at outerwall.com.

Safe Harbor for Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “will,” “expect,” “intend,” “anticipate” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this release include statements regarding Outerwall’s name change and business opportunities. Forward-looking statements are not guarantees of future actions, results, performance or events, which may vary materially from those expressed or implied in such statements. Differences may result from actions taken by Outerwall or their management, as well as from risks and uncertainties beyond their control. Such risks and uncertainties include, but are not limited to, changes in Outerwall’s strategic and financial objectives, and the ability to attract new retailers, penetrate new markets and distribution channels and react to changing consumer demands. The foregoing list of risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect Outerwall, please review “Risk Factors” and other disclosures described in Outerwall’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, as well as other public filings with the Securities and Exchange Commission. These forward-looking statements reflect Outerwall’s expectations as of the date of this release. Outerwall undertakes no obligation to update the information provided herein.

SOURCE Outerwall Inc.